Exhibit 10(a)
NINTH OMNIBUS AMENDMENT
          THIS NINTH OMNIBUS AMENDMENT (this “Amendment”), dated as of March 14, 2008, is entered into by and among PULTE FUNDING, INC., as the borrower (the “Borrower”) and as the buyer (the “Buyer”), PULTE MORTGAGE LLC (“Pulte Mortgage”), as a seller (the “Seller”) and the servicer (the “Servicer”), ATLANTIC ASSET SECURITIZATION LLC, as an issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (“La Fayette”), CALYON NEW YORK BRANCH, as a bank (“Calyon New York”), as a managing agent and as the administrative agent (the “Administrative Agent”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (“JPMC”), JS SILOED TRUST (“JUSI Trust”), successor in interest to JUPITER SECURITIZATION COMPANY LLC (formerly known as Jupiter Securitization Corporation), as an issuer, and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent (“LaSalle”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
          WHEREAS, the Borrower, Atlantic, La Fayette, JUSI Trust, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Loan Agreement”);
          WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Collateral Agency Agreement”);
          WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, Collateral Agency Agreement and the Transaction Documents collectively, the “Operative Documents”);
          WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.
          NOW, THEREFORE, the parties agree as follows:
     Section 1.     Amendments to the Loan Agreement.
          (a)     The definition of “Maximum Facility Amount” in Section 1.1 of the Loan Agreement is hereby amended by deleting the amount of $150,000,000 and replacing it with $100,000,000.
          (b)     The definition of “Issuer Facility Amount” in Section 1.1 of the Loan Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

     “Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette on an aggregate basis, $50,000,000 and (b) with respect to JUSI Trust on an aggregate basis, $50,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Second Restated Loan Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
          (c)     Schedule I to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I attached as Annex A hereto.
     Section 2.     Amendment to the Collateral Agency Agreement.
          (a)     The definition of “Maximum Facility Amount” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the amount of $150,000,000 and replacing it with $100,000,000.
     Section 3.     Waiver.
     The Administrative Agent, the Issuers, the Banks, the Managing Agents, the Borrower, the Seller, the Buyer and the Servicer, each as applicable, hereby agree to waive, solely for the purposes of this Amendment, effective as of March 14, 2008, the following:
          (a)     compliance with Section 2.1(c) of the Loan Agreement but only insofar as such the Section requires thirty (30) days prior irrevocable notice in order for the Borrower to reduce the Maximum Facility Amount and as such the Section allows for a reduction of the Maximum Facility Amount no more than once every three months.
     Section 4.     Operative Documents in Full Force and Effect as Amended.
          Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.
     Section 5.     Miscellaneous.
          (a)     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.
          (b)     The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
          (c)     This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

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          (d)     This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

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     IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PULTE FUNDING, INC., as the Borrower and the Buyer
By:	/s/ David M. Bruining
	Name:	David M. Bruining
	Title:	VP/CFO

PULTE MORTGAGE LLC, as the Servicer and the Seller
By:	/s/ John Dagostino
	Name:	John Dagostino
	Title:	VP/Treasurer

[Page 1 of 4 to Ninth Pulte Amendment]

CALYON NEW YORK BRANCH, as a Bank, as a Managing Agent and as the Administrative Agent
By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

ATLANTIC ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

[Page 2 of 4 to Ninth Pulte Amendment]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent
By:	/s/ Julie C. Kraft
	Name:	Julie C.Kraft
	Title:	Vice President

JS SILOED TRUST, as an Issuer
By:	JPMorgan Chase Bank, N.A., Administrative Trustee

By:	/s/ Julie C. Kraft
	Name:	Julie C.Kraft
	Title:	Vice President

[Page 3 of 4 to Ninth Pulte Amendment]

LASALLE BANK NATIONAL ASSOCIATION, as the Collateral Agent
By:	/s/ Gerald T. Sajdak
	Name:	Gerald T. Sajdak
	Title:	Vice President

[Page 4 of 4 to Ninth Pulte Amendment]

ANNEX A
SCHEDULE I
BANK COMMITMENTS AND PERCENTAGES

		Bank Commitment
Bank	Bank Commitment	Percentage

CALYON NEW YORK BRANCH*	$50,000,000	50.00%

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION**	$50,000,000	50.00%

*	Part of the Calyon New York Group, related to Atlantic and La Fayette.

**	Part of the JPMorgan Group, related to JUSI Trust.